SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant  ☐

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Valrico Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notice of Annual Meeting of Shareholders To Be Held
GENERAL INFORMATION
VOTING AND REVOCATION OF PROXIES
VOTING PROCEDURES
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
ELECTION OF DIRECTORS
NOMINEES AND EXECUTIVE OFFICERS
SECURITY OWNERSHIP
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN TRANSACTIONS
RATIFICATION FOR THE SELECTION OF AUDITORS
SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS
OTHER MATTERS
APPENDIX A
Proxy for Annual Meeting of Valrico Bancorp, Inc.

1

Notice of Annual Meeting of Shareholders To Be Held

April 24, 2003

     The annual meeting of the shareholders of Valrico Bancorp, Inc. (the “Company”) will be held on April 24, 2003 at 5:00 p.m. (local time), at the main office of Valrico State Bank, 1815 State Road 60 East, Valrico, Florida 33594, for the sole purpose of considering and acting upon the following:

1.	To elect as Directors the ten (10) persons who are listed in the attached proxy statement.

2.	To ratify the appointment of Rex Meighen & Company as the Company’s independent auditors.

3.	To transact such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors currently knows of no other business to be presented by or on behalf of the Company.

     The Board of Directors has fixed March 31, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. The Directors and Officers of the Company and its wholly-owned subsidiary, Valrico State Bank (the “Bank”), will be present at the annual meeting to answer your questions.

By order of the Board of Directors

April 4, 2003	J.E. “Bob” McLean, III Chairman, President & CEO of Valrico Bancorp, Inc.

YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE YOUR EXECUTED PROXY AT ANY TIME BEFORE IT IS EXERCISED AT THE ANNUAL MEETING OF SHAREHOLDERS BY NOTIFYING THE SECRETARY OF THE COMPANY AT, OR PRIOR TO THE MEETING, OF YOUR INTENTIONS OR BY EXECUTING A SUBSEQUENTLY DATED PROXY. IF YOUR STOCK IS HELD IN MORE THAN ONE (1) NAME, ALL PARTIES SHOULD SIGN THE PROXY FORM.

1815 EAST STATE ROAD 60     VALRICO, FLORIDA 33594     (813)689-1231

VALRICO BANCORP, INC. — PROXY STATEMENT

GENERAL INFORMATION

     This proxy statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies to be used in voting at the annual meeting of shareholders of Valrico Bancorp, Inc., to be held on April 24, 2003 , at the main office of Valrico State Bank located at 1815 East State Road 60, Valrico, Florida 33594 at 5:00 p.m. (local time) (the “Meeting”) and all adjournments thereof.

     Valrico Bancorp, Inc. (the “Company”) is a registered bank holding company of which Valrico State Bank (the “Bank”) is a wholly owned subsidiary.

     THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS (HEREINAFTER SOMETIMES REFERRED TO AS “MANAGEMENT”) OF THE COMPANY. All costs associated with the solicitation will by borne by the Company. The Company does not intend to solicit proxies other than by use of the mails, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

     This proxy statement and the enclosed form of proxy are being first sent or delivered to the Company’s shareholders on approximately April 4, 2003.

     The Meeting has been called for the purpose of: (i) electing ten (10) directors to serve until the next annual meeting of shareholders; (ii) ratifying the appointment by the Board of Directors of the firm of Rex Meighen & Company as independent auditors of the Company for the current fiscal year; and (iii) considering such other matters as may properly come before the Meeting.

VOTING AND REVOCATION OF PROXIES

     The names and addresses of Management’s designated Proxy Committee are:

Name	Address

J.E. McLean, III	P.O. Box 500, Valrico Florida 33595-0500
Jerry L. Ball	P.O. Box 849, Valrico Florida 33595-0849

     All shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked at any time before they are eed at the annual meeting by filing a written notice with the Secretary of the Company, or by delivering to the Secretary of the Company subsequently dated proxies prior to the commencement of the Meeting. A written notice of revocation of a proxy should be sent to the Secretary of the Company, 1815 East State Road 60, Valrico, Florida 33594. A previously submitted proxy will also be revoked if a shareholder attends the Meeting and votes in person. In the event a shareholder attends the annual meeting and does not wish to have his proxy used, he/she should notify the Secretary of the Company prior to the start of the business meeting. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for director set forth below, for each other proposal set forth in this Proxy Statement for consideration at the Meeting, and in the best judgment of the Board of Directors of the Company on any other matters which may properly come before the meeting.

VOTING PROCEDURES

     A quorum of shareholders must exist for the annual meeting to be held. A quorum consists of a majority of shares entitled to vote represented at the annual meeting in person or by proxy. Abstentions and broker non-votes (arising from the absence of discretionary authority on the part of a broker-dealer to vote shares of Common Stock

1815 EAST STATE ROAD 60   VALRICO, FLORIDA 33594   (813)689-1231

held in street name for customer accounts) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Once a share is represented at the meeting it is deemed present for quorum purposes throughout the meeting or any adjourned meeting unless a new record date is or must be set for the adjourned meeting.

     The ten nominees for director who receive the largest number of votes cast “For” will be elected as directors. Shares represented at the annual meeting in person or by proxy but withheld or otherwise not cast for the election of directors, including abstentions and broker non-votes, will have no impact on the election.

     The proposal to ratify the appointment of Rex Meighen & Company as independent auditors of the Company for its current fiscal year requires for approval that the votes cast for the proposed action exceed the votes against the proposed action. Therefore, abstentions and broker non-votes will have no impact on the outcome of this proposal.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The shareholders of record at the close of business on March 31, 2003 are entitled to one vote for each share then held. As of March 31, 2003, the Company had 308,737 shares of common stock, without par value, issued, outstanding and entitled to vote.

     All Directors and Executive Officers of the Company as a group (comprised of 11 individuals), beneficially held 180,379 shares of the Company’s outstanding Common Stock as of March 31, 2003, representing 48.30% of the outstanding Common Stock of the Company.

     Management of the Company is not aware of any person who owns, beneficially or of record, more than five percent (5%) of the Company’s outstanding common stock except as set forth below. Each of the persons named in the following table possesses sole voting and investment power, except as otherwise shown in the footnotes to the following table.

Number of Shares
Name and Address	and Percent of Class

LeVaughn Amerson (1)(4) 3512 N. Young Road Plant City, Florida 33566	33,703 (10.75%)
C. Dennis Carlton (4) 7414 Commerce Street Riverview, Florida 33569	30,878 (9.85%)
Douglas A. Holmberg (2) (4) 1321 N. Valrico Road Valrico, Florida 33594	34,010 (10.85%)
Linda L. Amerson (3) (4) 3512 N. Young Road Plant City, Florida 33566	29,000 (9.25%)

1.	Includes beneficial ownership of 29,000 shares with his spouse, Linda L. Amerson.

2.	Includes 100 shares owned by his spouse, as to which Mr. Holmberg disclaims beneficial ownership.

3.	Includes beneficial ownership of 29,000 shares with her spouse, LeVaughn Amerson.

4.	Percentage of class based on outstanding plus individual’s Option Eligible stock.

PROPOSAL I

ELECTION OF DIRECTORS

     The Company’s Board of Directors is presently composed of ten (10) members, each of whom stands for election each year at the annual meeting. The Bylaws of the Company provide that the Board of Directors shall consist of not less than five (5) members, with the number of directors to be fixed by the Board of Directors of the

1815 EAST STATE ROAD 60   VALRICO, FLORIDA 33594   (813)689-1231

Company. The Board has fixed the number of Directors at ten. There are no arrangements or understandings between the Company and any director pursuant to which any such person will be elected. The Board of Directors, serving as a nominating committee of the whole, has nominated the persons set forth below, all of whom are current Directors, to stand for reelection. It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the nominees.

     The following table sets forth for each of the nominees for election as directors and executive officers, their name, age (as of March 31, 2003), positions and offices held with the Company, principal occupation(s) during the past five years and the year they first became a director or executive officer:

NOMINEES AND EXECUTIVE OFFICERS

(Term of nominees for director to expire at Annual Meeting in 2003)

Name (Age)	Year First became a
Position and Offices with the	Director or Executive
Company	Officer of Company*	Principal Occupation for the past five years

LeVaughn Amerson (63) Director	1996	President, and Owner, Akin and Porter Produce of Plant City, Inc.
Jerry L. Ball (50) President and CEO of Bank Executive VP of Company	Director in 1997 Executive Officer of Company in 1995	Elected President and CEO of the Bank in 1997, EVP and Cashier of bank prior to being elected president
C. Dennis Carlton (50) Director, Vice Chairman	1988	President, Owner, Mid-State Realty Co., Inc.
H. Leroy English (71) Director	1988	Chairman of the Board, Walden-Sparkman, Inc.
David A. Gee (43) Director	2002	Colonel, Hillsborogh County Sheriff Office
Gregory L. Henderson, M.D. (53) Director	1988	Ophthalmologist, President, PRG d.b.a. Brandon Cataract Center & Eye Clinic
Douglas A. Holmberg (64) Director	1989	President, Owner, Holmberg Citrus Nursery, Inc., Hillsborough Wholesale Nursery, Inc. & Pleasant View Wholesale Nursery, Inc.
Charles E. Jennings, Jr. (67) Director	1988	Insurance Executive, Owner, Jennings & Associates Insurance, Inc.
J.E. McLean, III (66) President and CEO of Company, Chairman of the Board, Director	1988	Citrus Grower, Owner, President, J.E. McLean & Sons
Justo Noriega, Jr. (71) Director	1988	Pharmacist, Owner, Bill’s Prescription Center

*	All of the directors have served as directors of the Company since its organization in May 1995, except Mr. Amerson who was added as a director in 1996, Mr. Ball who was added as a director in 1997 and Mr. Gee who was added as a director in 2002. The date listed denotes the year in which such person became a director of Valrico State Bank, the wholly owned bank subsidiary of the Company, if prior to the Company’s organization in 1995.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES FOR THE POSITION OF DIRECTOR.

1815 EAST STATE ROAD 60   VALRICO, FLORIDA 33594   (813)689-1231

SECURITY OWNERSHIP

The following table shows the share ownership of each of the Directors and Executive Officers as of March 31, 2003.

		No. of Shares Owned	% of Common
		in Company as of	Stock as of
Name	Address	3/29/2003	3/29/2003

LeVaughn Amerson	2512 N. Young Road Plant City Fl 33566	33,703[1]	10.75
Jerry L. Ball	1803 Dana Court Brandon FL 33510	8,000 [8]	2.53
C. Dennis Carlton	7414 Commerce St Riverview FL 33569	30,878 [2]	9.85
H. Leroy English	P.O. Box 10 Dover FL 33527	8,825 [1]	2.82
David A. Gee	6010 Kestrel Point Ave Lithia, FL 33547	4,803 [10]	1.53
Gregory L. Henderson, M.D.	2901 Brucken Road Valrico FL 33594	15,203 [3]	4.85
Douglas A. Holmberg	1231 N. Valrico Road Valrico FL 33594	34,010 [4]	10.87
Charles E. Jennings, Jr.	P.O. Box 688 Brandon FL 33509	12,469 [5]	3.98
J.E. McLean III	P.O. Box 500 Valrico FL 33595	13,959 [6]	4.41
Justo Noriega, Jr.	2205 Highway 60 East Valrico FL 33594	12,229 [7]	3.90
All Directors and Executive Officers (11)		180,379 [11]	48.30

   Footnotes from preceding table:

1.	Includes 29,000 shares owned jointly with his spouse. Includes 4703 shares subject to options which are presently exercisable.

2.	Includes 26,025 shares which Mr. Carlton owns individually and 50 shares each owned in trust for Mr. Carlton’s three children ( a total of 150 shares) of which Mr. Carlton is sole trustee. Includes 4703 shares subject to options which are presently exercisable.

3.	Includes 10,000 shares which Dr. Henderson owns as joint tenant with Kathy Henderson, his wife, and 125 shares each owned by a trust set up for Dr. Henderson’s four (4) children (a total of 500 shares) of which Kathy Henderson is sole trustee and as to which Dr. Henderson disclaims beneficial ownership. Includes 4703 shares subject to options which are presently exercisable.

4.	Includes 29,207 shares which Mr. Holmberg owns individually. Also includes 100 shares which are owned by Mr. Holmberg’s wife, as to which shares Mr. Holmberg disclaims beneficial ownership. Includes 4703 shares subject to options which are presently exercisable.

5.	Includes 5,000 shares held in a Valrico State Bank Self-Directed IRA for the sole benefit of Mr. Jennings; 2,466 shares of which Mr. Jennings owns individually and 200 shares which Mr. Jennings owns as joint tenant with his wife. Also, includes 100 shares which Mr. Jennings’ wife owns as to which shares Mr. Jennings disclaims beneficial ownership. Includes 4703 shares subject to options which are presently exercisable.

6.	Includes 4,200 shares Mr. McLean owns as joint tenant with his wife and daughter and 1,170 shares owned by Mr. McLean in trust for his grandchildren for which Mr. McLean is sole trustee. Also includes 1,100 shares owned by Mr.

1815 EAST STATE ROAD 60   VALRICO, FLORIDA 33594   (813)689-1231

McLean’s daughter, son-in-law, and wife as to which shares Mr. McLean disclaims beneficial ownership. Includes 7,489 shares subject to options which are presently exercisable.

7.	Includes 7,226 shares which Mr. Noriega owns individually and 100 shares each owned joint with three of Mr. Noriega’s children (a total of 300 shares). Includes 4703 shares subject to options which are presently exercisable.

8.	Includes 500 shares which Mr. Ball owns jointly with his spouse. Includes 7500 shares subject to options which are presently exercisable.

9.	Includes 100 shares which Mr. Weaver owns individually and 200 shares owned in joint with his spouse. Includes 6000 shares subject to options which are presently exercisable.

10.	Includes 100 shares which Mr. Gee owns (individually/in joint with his spouse). Includes 4703 shares subject to options which are presently exercisable.

11.	Percentage computed based on the total shares that would be outstanding if all options were exercised. This total number of shares value is 367,350. If only currently outstanding shares are used, the percentage would be 58.24%.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Boards of Directors of the Company and Bank are identical. During fiscal year ended December 31, 2002, the Board of Directors of the Company held a total of 13 regular and special meetings. Each director of the Company and Bank attended at least 75 percent of the total meetings of the Board and committees on which such Board member served during this period, with the exception of director Henderson.

     The following table describes the standing committees of the Board of Directors of the Company or the Bank and identifies the directors serving on each committee as of December 31, 2002.

			Directors serving,
		Number of Meetings	Chairman Designated by
Board Committee	Function	Held in 2002	an asterisk

Executive	Has all the powers of full board except as delegated to other committees. Subjects reviewed include: compensation, corporate decisions, planning, nominating decisions.	12	J.E. McLean III * C. Dennis Carlton Charles E. Jennings, Jr. Justo Noriega, Jr. Jerry L. Ball
Loan	Monitor and control Bank’s lending function; approves new commercial and consumer loans from $500,000 up to $1,000,000.	11	H. Leroy English * Douglas A. Holmberg C. Dennis Carlton J.E. McLean III Jerry L. Ball
Audit	Oversees the yearly Audit of the Company and Bank; selects the auditors, reviews the internal control procedures and practices of the Bank. All serving must be outside directors.	2	David A. Gee * Justo Noriega, Jr. Gregory L Henderson H. Leroy English LeVaughn Amerson Douglas Holmberg
Marketing	Reviews marketing and major marketing expenditures.	0	Douglas A. Holmberg * Gregory L. Henderson Charles E. Jennings, Jr. Justo Noriega, Jr. LeVaughn Amerson Jerry L. Ball

1815 EAST STATE ROAD 60   VALRICO, FLORIDA 33594   (813)689-1231

The full Board of Directors acts as the nominating committee. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited recommendations from the Company’s shareholders for nominees nor established any procedures for this purpose. The Board acting in its capacity as the Nominating Committee held one meeting during fiscal 2002.

Audit Committee Report

     The Audit Committee of the Bank’s Board of Directors also functions as the Audit Committee of the Company’s Board of Directors. The Audit Committee is responsible for providing independent, objective oversight of the Company’s accounting functions, internal controls and financial reporting processes. The Audit Committee is comprised of five directors, each of whom is independent as defined by the National Association of Securities Dealers’ listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix A. The Committee recommends to the Board of Directors the selection of the Company’s independent accountants.

     Management is responsible for the Company’s internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee’s responsibility is to monitor and oversee the processes.

     In this context, the Committee has met and held discussions with management and the independent accountants to review and discuss the Company’s December 31, 2002 consolidated financial statements. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company’s independent accountants also provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm’s independence. The Committee has considered whether the provision of non-audit services by the independent accountants to the Company and its subsidiaries is compatible with maintaining the independence of the independent accountants.

     Based upon the Committee’s discussion with management and the independent accountants and the Committee’s review of the representation of management and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

Justo Noriega, Jr., Chairman
Gregory L. Henderson
H. Leroy English
LeVaughn Amerson
Douglas Holmberg

     The Company’s independent accountants billed the aggregate fees shown below for audit, financial information systems design and implementation and other services rendered to the Company and the Bank for the year 2002.

Audit Fees	$32,389

Financial Information Systems Design and mplementation Fees	$0

All Other Fees	$7,067

1815 EAST STATE ROAD 60   VALRICO, FLORIDA 33594   (813)689-1231

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table provides certain summary information concerning compensation paid or accrued by the Company and/or it Subsidiaries, to or on behalf of the Company’s Chief Executive Officer for the fiscal year ended December 31, 2002, and to each other executive officer whose salary and bonus exceeded $100,000 in 2002.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long Term
				Compensation
		Salary $
		Includes all		Securities	All Other
Name and Position	Year	director fees	Bonus $	Underlying Options	Compensation [2]

J.E. “Bob” McLean III [1]	2002	10,350	0	0	0
Chairman, President and	2001	5,400	0	0	0
CEO of Company	2000	15,400	0	0	0
Jerry L. Ball	2002	113,934	11,484	0	14,719
President and CEO	2001	104,355	10,440	0	12,161
of Bank	2000	102,009	28,036	0	10,751
Donald M. Weaver	2002	92,813	8,874	0	31,359
Executive Vice	2001	86,971	7,830	0	25,397
President of Bank	2000	85,362	21,027	0	21,255

(1)	Mr. McLean has served as President and CEO of the Company since 1997. He receives no additional compensation for serving in that capacity other than director fees comparable to all other directors.

(2)	The amounts shown in this column for the most recent fiscal year were derived from the following figures: (1) contributions of the Company to its 401(k) Plan: Mr. Ball, $2,167 and Mr. Weaver, $1,624; and (2) accruals under the Salary Plan Continuation Agreement: Mr. Ball, $12,552, and Mr. Weaver, $29,735.

     The following table sets forth certain information with respect to stock options exercised during 2002 and outstanding stock options held by the named Executive Officers as of December 31, 2002:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

Value of
			Number of Unexercised	Unexercised
			Options	In-The-Money
	Shares		at Fiscal	Options
	Acquired		Year-End	at Fiscal Year-End
	on		Exercisable/	Exercisable/
Name	Exercise	Value Realized	Unexercisable	Unexercisable

J.E. “Bob” McLean III	—	$0-	7,489/0	67,401/0
Jerry L. Ball	—	$0-	7,500/0	67,500/0
Donald M. Weaver	—	$0-	6,000/0	54,000/0

1815 EAST STATE ROAD 60   VALRICO, FLORIDA 33594   (813)689-1231

Directors’ Compensation

     Directors are paid $250.00 for each Company/Bank Board meeting and $100.00 for each Board Committee meeting attended.

Stock Option Plan

     The Board of Directors of the Company adopted the Valrico Bancorp, Inc. 1998 Stock Option Plan (the “Plan”) effective December 15, 1998. A total of 65,000 shares of Common Stock of the Company have been reserved for issuance upon the exercise of options granted under the Plan, which is administered by the Board of Directors. All options are nonqualified stock options, meaning stock options that do not qualify under Section 422 of the Internal Revenue Code for the special tax treatment available for qualified, or “incentive”, stock options. Options covering 59,910 shares were granted in 1998 under the plan at an exercise price of $16.00 per share, the fair market value of the Company’s Common Stock on the date of the grant of the options. In 2002, 4,703 options were granted at $26.00 a share, which exceeds the fair value of said shares at the time of option. Options granted to directors under the Plan in 1998, replaced earlier granted options, which were surrendered, all of which had an exercise price of less than $16.00 per share. All options granted under the Plan are immediately exercisable and may be exercised for a period of ten (10) years from the date of grant. An option holder whose service terminates generally has from 90 days to two years after termination within which he may exercise options, depending on the reason for termination. An option holder whose service is terminated for cause forfeits all unexercised options.

Officer Salary Continuation Plan

     The Officer Salary Continuation Plan was adopted on July 1, 1993. The Plan currently covers officers of the bank with extended service, including Jerry L. Ball. The Plan currently accrues $3,941.00 per month, paid for from the earnings on life insurance policies held on the officers. The amounts of the accruals have been actuarially determined. The vested award is paid upon termination of employment or retirement over 15 years.

Employee Benefit Plan

     The Company has a defined contribution plan called the Valrico Bancorp, Inc. Employee Stock Ownership Plan with 401K provisions for employees of the Company and its subsidiaries meeting certain length of employment requirements including executive officers, which was adopted on January 1, 1997. The Plan is an ESOP and 401K combination with the vested benefits varying by the amount of contribution on the part of the employee. The Company matches the employee contributions at $.25 per $1.00 of employee contributions with the employer matching contributions restricted to investment in the stock of the Company. The plan is administered in accordance with the Valrico Bancorp, Inc. Employee Stock Ownership Trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s directors, executive officers and persons who own more than 10 percent of a registered class of the Company’s equity securities file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by such regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of the copies of Section 16(a) reports furnished to the Company and representations that no other reports were required, the Company believes that during 2002 all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with.

1815 EAST STATE ROAD 60   VALRICO, FLORIDA 33594   (813)689-1231

CERTAIN TRANSACTIONS

     There are no existing or proposed material transactions between the Company and Bank and any of the Company’s or Bank’s officers, directors, or the immediate family or associates of any of the forgoing persons, except as indicated below.

     Some of the directors of the Company and Bank, as well as the companies with which such directors are associated, are customers of, and have had banking transactions with the Bank in the ordinary course of the Bank’s business, and the Bank expects to have such ordinary banking transactions with such persons in the future. In the opinion of management of the Bank, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectability or present other unfavorable features.

     The Bank expects to have in the future, banking transactions, in the ordinary course of its business with directors, officers, principal shareholders and their associates, on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectability or present other unfavorable features.

     The Bank is party to a lease for its branch facility located at 102 West Robertson Street, Brandon Florida 33511. The lease is dated April 1, 1994 and is with Mr. Justo Noriega, Jr., who currently serves as a Director of the Company and Bank. The lease term expired on March 31, 2003. The Bank has exercised its option to renew the lease for another three years. The annual rental amount agreed upon remained the same at $42,000. The Bank has the option to renew the lease for two additional three-year terms at rental to be negotiated at the time of such renewal. The Bank believes that the rent paid on the property and other terms and conditions of such lease are comparable to that for like kind properties of similar quality in the area.

PROPOSAL II

RATIFICATION FOR THE SELECTION OF AUDITORS

     The Board of Directors has selected the firm of Rex Meighen & Company, independent public accountants, to serve as auditors for the current fiscal year, subject to ratification of shareholders.

     Rex Meighen & Company is a regional certified public accounting firm. During fiscal year 2002, Rex Meighen & Company provided outside audit and additional accounting services. Prior to the performance of any services for the Company, such services were approved by the Board of Directors. In the opinion of management, the non-audit services performed by Rex Meighen & Company in fiscal 2002 had no effect on the independence of audit services provided.

     Representatives of Rex Meighen & Company will be present at the Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     Action by the shareholders is not required by law in the appointment of independent auditors, but their appointment is submitted by the Board of Directors in order to give the shareholders the final choice in the designation of auditors. If the proposal to approve Rex Meighen & Company as the Company’s independent auditors is rejected by shareholders, then the Board of Directors will reconsider its choice of independent auditors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF REX MEIGHEN & COMPANY AS AUDITORS.

1815 EAST STATE ROAD 60    VALRICO, FLORIDA 33594     (813)689-1231

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

     If any shareholder of the Company wishes to submit a proposal to be included in next year’s Proxy Statement and acted upon at the annual meeting of the company to be held in 2003, the proposal must be received by the Chief Executive Officer of the Company at the principal executive offices of the Company, 1815 East State Road 60, Valrico, Florida 33594, prior to the close of business on December 4, 2003. On any other proposal raised by a shareholder for next year’s annual meeting, the Company intends that proxies received by it will be voted in the interest of the Company in accordance with the judgment of the Board of Directors without the proposal having been discussed in the proxy statement for the 2003 annual meeting, unless notice of the proposal is received by the Company not later than February 17, 2004.

     The Company Bylaws establish advance notice procedures as to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In order to make a director nomination at a shareholder meeting it is necessary that you notify the Company not less than 14 days or more than 50 days in advance of the meeting, provided that if less than 21 days notice of the meeting is given, you must notify the Company not later than the close of business on the seventh day following the date the notice of the meeting was mailed. In addition, the notice must meet all other requirements contained in our Bylaws. Any shareholder who wishes to take such action should obtain a copy of these Bylaws and may do so by written request addressed to the Secretary of the Company at the principal executive offices of the Company.

OTHER MATTERS

     The management of the Company is not aware of any other matters to be presented for consideration at the meeting or any adjournment thereof. If any other matter should properly come before the meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their judgement, pursuant to the discretionary authority granted therein. Pursuant to the Securities and Exchange Act of 1934 ( the “Exchange Act”) the Company files annual and quarterly reports with the Securities and Exchange Commission (the “SEC”). The Company’s form 10-K Annual report pursuant to Section 13 or 15 (d) of the Exchange Act which includes financial statements and schedules, by reference, is filed with the SEC. A copy of the Company’s 2002 annual report on Form 10-K is available without charge to shareholders upon request to the Secretary, Valrico Bancorp, Inc., 1815 East State Road 60, Valrico, Florida 33594 (813-689-1231).

     We undertake to deliver promptly, upon written or oral request, a separate copy of this Proxy Statement and our Annual Report, as applicable, to a shareholder at a shared address to which a single copy of this document was delivered. Requests should be addressed to Thomas Snider, Valrico Bancorp, Inc., 1815 East State Road 60, Valrico, Florida 33594 (813-689-1231).

By order of the Board of Directors

J.E. “Bob” McLean, III Chairman of Valrico Bancorp, Inc

April 4, 2003

1815 EAST STATE ROAD 60   VALRICO, FLORIDA 33594    (813)689-1231

APPENDIX A
VALRICO BANCORP, INC.
AUDIT COMMITTEE CHARTER

Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of at least two (2) directors each of whom is “independent,” as such term is defined by the National Association of Securities Dealers’ listing standards.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal auditors, and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

•	Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

•	Ensure its receipt from the outside auditor of a formal written statement, delineating all relationships between the outside auditor and the corporation consistent with the Independent Standards Board Standard No. 1.

•	Actively engage in a dialogue with the outside auditor with respect to any disclosed relationship or services that may impact the objectivity and independence of the outside auditor and be responsible for taking, or recommending that the board of directors take, appropriate action to oversee the independence of the outside auditor.

•	Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

•	Review with the independent auditors, the corporation’s internal auditor, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

1815 EAST STATE ROAD 60   VALRICO, FLORIDA 3359   4 (813)689-1231

•	Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

•	Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the corporation’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

•	Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

•	Periodically review and reassess the adequacy of the committee’s charter.

•	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for the this purpose if, in its judgment, that is appropriate.

Limitations

The audit committee is responsible for the duties set forth in this charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls, and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent accountants.

1815 EAST STATE ROAD 60   VALRICO, FLORIDA 33594    (813)689-1231

1

Proxy for Annual Meeting of
Valrico Bancorp, Inc.
April 24, 2003

This Proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders of Valrico Bancorp, Inc., Valrico, Florida on April 24, 2003 or any adjournments thereof. This proxy may be revoked prior to its exercise by either written notice, or personally at the meeting, or by subsequently dated proxy.

The undersigned shareholder appoints J.E. McLean, III and/or Jerry L. Ball, or either one of them attorney and proxy, with full power of substitution, on behalf of the undersigned and with all powers the undersigned would possess if personally present, to vote all the common stock of said company that the undersigned would be entitled to vote, according to the books on March 31, 2003, at the above Annual Meeting and any adjournments thereof.

If not otherwise specified herein, shares will be voted FOR the propositions listed below. If any other business is presented at said meeting, this proxy shall be voted in accordance with the recommendations of management.

1. To elect the following ten (10) Directors whose terms will expire in 2004.

☐	Vote for All Nominees

☐	Withhold Vote for All Nominees

☐	Vote for All Nominees Except those indicated below:

To withhold authority to vote for any individual director(s), strike a line through the directors’ name(s) listed below:

LeVaughn Amerson C. Dennis Carlton David A. Gee Douglas A. Holmberg J.E. McLean, III	Jerry L. Ball H. Leroy English Gregory Henderson, M.D. Charles E. Jennings, Jr. Justo Noriega

2. To Ratify the appointment of Rex Meighen & Company as the Company’s independent auditors :

☐ For	☐ Against	☐ Abstain

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

1815 EAST STATE ROAD 60   VALRICO, FLORIDA 33594    (813)689-1231

2

Page Two
Continuation of Proxy for Annual Meeting
of Valrico Bancorp, Inc.
April 24, 2003

Place Label Here

Please mark, date and sign your name exactly as it appears on this proxy and return this proxy in the enclosed envelope. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give your full title as such and present evidence of appointment (unless previously furnished to the company). Shares held jointly should be signed by all joint owners.

DATE OF PROXY	# OF SHARES

SIGNED
Title, if applicable

SIGNED
Title, if applicable

SIGNED
Title, if applicable

SIGNED
Title, if applicable

☐	CHECK HERE IF YOU WILL BE ATTENDING THE ANNUAL MEETING

1815 EAST STATE ROAD 60   VALRICO, FLORIDA 33594    (813)689-1231